KRANESHARES TRUST

KraneShares CSI New China ETF

Supplement dated June 1, 2016 to the currently effective Statutory Prospectus and

Summary Prospectus for the KraneShares CSI New China ETF, as supplemented

This supplement provides new and additional information beyond that contained in the currently effective Statutory Prospectus and Summary Prospectus (each, a “Prospectus” and together, the “Prospectuses”) listed above and should be read in conjunction with the Prospectuses.

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

As of June 1, 2016, the benchmark of the KraneShares CSI New China ETF (the “Fund”) changed from the CSI Overseas China Five-Year Plan Index to the Zacks New China Index. The Fund’s name also changed from the KraneShares CSI New China ETF to the KraneShares Zacks New China ETF. For additional information on these changes, please refer to the supplement to the Fund’s Prospectuses filed with the U.S. Securities and Exchange Commission via EDGAR Accession No. 0001144204-16-089573 on March 22, 2016.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.